                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores,
Symbol:                              Inc. [SHOS]

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    RBS Partners, L.P.
                                     Its:   General Partner

                                     By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  February 11, 2016

2.      RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores,
Symbol:                              Inc. [SHOS]

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:    ESL Investments, Inc.
                                     Its:   General Partner

                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  February 11, 2016

3.      ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200,
                                     Bay Harbor Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    February 9, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Sears Hometown and Outlet Stores,
Symbol:                              Inc. [SHOS]

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:    /s/ Edward S. Lampert
                                            ------------------------------------
                                     Name:  Edward S. Lampert
                                     Title: Chief Executive Officer
                                     Date:  February 11, 2016